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                                                                    EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned, being officers and trustees of each of the Van Kampen Closed End Trusts (individually, a "Trust") as indicated on Exhibit A attached hereto and incorporated by reference, each a Massachusetts business trust except for the Van Kampen Bond Fund, a Delaware business trust, and except for the Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals, Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Pennsylvania Value Municipal Income Trust, each of which is a Pennsylvania trust and being officers and Managing General Partners of the Van Kampen Exchange Fund (the "Fund), a California Limited Partnership, do hereby, in the capacities shown below, appoint A. Thomas Smith III, Sara L. Badler, Stefanie Chang Yu and Lou Anne McInnis, each of New York, New York, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, in any and all capacities, to execute and deliver, for and on behalf of the undersigned, any Trust Registration Statement on Form N-2, any Fund Registration Statement on Form N-1A (including any and all amendments thereto), any Registration Statement on Form N-14 (including any and all amendments thereto) and any tender offer document on Form TO (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Trust or the Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of his or their substitute may lawfully do or cause to be done by virtue thereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  September 3, 2002



            Signature                                     Title

/s/ Richard F. Powers, III                    Chairman, Trustee/Managing General
-------------------------------------         Partner and President
Richard F. Powers, III


/s/ David C. Arch                             Trustee/Managing General Partner
-------------------------------------
David C. Arch


/s/ Rod Dammeyer                              Trustee/Managing General Partner
-------------------------------------
Rod Dammeyer


/s/ Howard J Kerr                             Trustee/Managing General Partner
-------------------------------------
Howard J Kerr


/s/ Theodore A. Myers                         Trustee/Managing General Partner
-------------------------------------
Theodore A. Myers


/s/ Hugo F. Sonnenschein                      Trustee/Managing General Partner
-------------------------------------
Hugo F. Sonnenschein




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/s/ Wayne W. Whalen                           Trustee/Managing General Partner
-------------------------------------
Wayne W. Whalen


                                              Vice President, Chief Financial
/s/ John L. Sullivan                          Officer and Treasurer
-------------------------------------
John L. Sullivan



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                                   SCHEDULE A


                        Van Kampen Municipal Income Trust
                      Van Kampen California Municipal Trust
                          Van Kampen High Income Trust
                         Van Kampen High Income Trust II
                       Van Kampen Prime Rate Income Trust
                      Van Kampen Senior Floating Rate Fund
                         Van Kampen Senior Income Trust
                   Van Kampen Investment Grade Municipal Trust
                           Van Kampen Municipal Trust
                  Van Kampen California Quality Municipal Trust
                   Van Kampen Florida Quality Municipal Trust
                   Van Kampen New York Quality Municipal Trust
                     Van Kampen Ohio Quality Municipal Trust
                 Van Kampen Pennsylvania Quality Municipal Trust
                     Van Kampen Trust For Insured Municipals
                Van Kampen Trust For Investment Grade Municipals
           Van Kampen Trust for Investment Grade California Municipals
            Van Kampen Trust For Investment Grade Florida Municipals
           Van Kampen Trust for Investment Grade New Jersey Municipals
            Van Kampen Trust for Investment Grade New York Municipals
          Van Kampen Trust for Investment Grade Pennsylvania Municipals
                     Van Kampen Municipal Opportunity Trust
                   Van Kampen Advantage Municipal Income Trust
            Van Kampen Advantage Pennsylvania Municipal Income Trust
                   Van Kampen Strategic Sector Municipal Trust
                     Van Kampen Value Municipal Income Trust
               Van Kampen California Value Municipal Income Trust
              Van Kampen Massachusetts Value Municipal Income Trust
                Van Kampen New York Value Municipal Income Trust
                  Van Kampen Ohio Value Municipal Income Trust
              Van Kampen Pennsylvania Value Municipal Income Trust
                    Van Kampen Municipal Opportunity Trust II
                 Van Kampen Advantage Municipal Income Trust II
                    Van Kampen Select Sector Municipal Trust
                              Van Kampen Bond Fund
                             Van Kampen Income Trust